Fiscal 2Q24 Results April 24, 2024

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), acquisitions, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “may,” “will,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

4 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts 2Q24 vs. 2Q23 vs. 1Q24 As reported: Net revenues RECORD $ 3,118 9% 3% Net income available to common shareholders $ 474 12% (5)% Earnings per common share — diluted $ 2.22 15% (4)% 2Q23 1Q24 Return on common equity — annualized 17.5% 17.3% 19.1% vs. 2Q23 vs. 1Q24 Non-GAAP measures*: Adjusted net income available to common shareholders $ 494 11% (4)% Adjusted earnings per common share — diluted $ 2.31 14% (4)% 2Q23 1Q24 Adjusted return on common equity — annualized 18.3% 18.2% 19.7% Adjusted return on tangible common equity — annualized 21.8% 22.3% 23.8% Fiscal 2Q24 highlights

Fiscal 2Q24 key metrics 5 $ in billions 2Q24 vs. 2Q23 vs. 1Q24 Client assets under administration RECORD $ 1,449.1 18% 6% Private Client Group (PCG) assets under administration RECORD $ 1,388.8 19% 6% PCG assets in fee-based accounts RECORD $ 798.8 20% 7% Financial assets under management RECORD $ 226.8 17% 5% Total clients’ domestic cash sweep and Enhanced Savings Program balances $ 58.2 11% —% PCG financial advisors RECORD 8,761 —% 1% Bank loans, net $ 44.1 1% —% 2Q23 1Q24 Domestic PCG net new assets* $ 9.6 $ 21.5 $ 21.6 Domestic PCG net new assets growth — annualized* 3.2% 8.4% 7.8% *Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period.

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Fiscal 2Q24 segment results 6 $ in millions 2Q24 vs. 2Q23 vs. 1Q24 Net revenues: Private Client Group RECORD $ 2,341 9% 5% Capital Markets $ 321 6% (5)% Asset Management RECORD $ 252 17% 7% Bank $ 424 (21)% (4)% Consolidated net revenues RECORD $ 3,118 9% 3% Pre-tax income/(loss): Private Client Group $ 444 1% 1% Capital Markets $ (17) 50% NM Asset Management $ 100 22% 8% Bank $ 75 (18)% (18)% Consolidated pre-tax income $ 609 9% (3)%

FYTD 2024 highlights (6 months) 7 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts FYTD 2024 vs. FYTD 2023 As reported: Net revenues RECORD $ 6,131 8% Net income available to common shareholders RECORD $ 971 4% Earnings per common share — diluted RECORD $ 4.54 7% FYTD 2023 Return on common equity — annualized 18.3% 19.3% vs. FYTD 2023 Non-GAAP measures*: Adjusted net income available to common shareholders RECORD $ 1,008 6% Adjusted earnings per common share — diluted RECORD $ 4.71 9% FYTD 2023 Adjusted return on common equity — annualized 19.0% 19.7% Adjusted return on tangible common equity — annualized 22.8% 24.2%

FYTD 2024 segment results (6 months) 8 $ in millions FYTD 2024 vs. FYTD 2023 Net revenues: Private Client Group RECORD $ 4,567 9% Capital Markets $ 659 10% Asset Management RECORD $ 487 15% Bank $ 865 (17)% Consolidated net revenues RECORD $ 6,131 8% Pre-tax income/(loss): Private Client Group RECORD $ 883 1% Capital Markets $ (14) 72% Asset Management $ 193 19% Bank $ 167 (26)% Consolidated pre-tax income RECORD $ 1,239 2% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown.

Financial Review Paul Shoukry President and Chief Financial Officer, Raymond James Financial 9

Consolidated net revenues 10 $ in millions 2Q24 vs. 2Q23 vs. 1Q24 Asset management and related administrative fees $ 1,516 16% 8% Brokerage revenues 528 6% 1% Account and service fees 335 30% 5% Investment banking 179 16% (1)% Interest income 1,049 15% —% Other 31 (3)% (18)% Total revenues 3,638 15% 3% Interest expense (520) 83% 3% Net revenues $ 3,118 9% 3%

Domestic cash sweep and ESP balances

CLIENTS' DOMESTIC CASH SWEEP & ENHANCED SAVINGS PROGRAM (ESP)* BALANCES
AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA)



Clients' Domestic Cash Sweep & ESP Balances ($B)
Cash Sweep & ESP Balances as a % of Domestic PCG AUA
4.9%
5.2%
5.1%
4.8%
4.6%
52.2
58.0
56.4
58.0
58.2
2.7
2.4
9.4
37.7
11.2
1.9
16.9
27.9
13.6
1.6
15.9
25.4
14.5
1.8
17.8
23.9
14.9
1.7
18.2
23.4
2Q23
3Q23
4Q23
1Q24
2Q24
RJBDP - Bank Segment**
RJBDP - Third-Party Banks**
Client Interest Program
ESP*

Year-over-year change: 11%
Sequential change: —%

Note: May not total due to rounding. *Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. 2Q24 ESP balances include $324 million placed with third-party banks, which are not included in our bank deposit liability balance reflected on our Consolidated Statement of Financial Condition. **We earn fees from the Raymond James Bank Deposit Program (RJBDP), a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks.

11

RAYMOND JAMES

Net interest income & RJBDP fees (third-party banks) 12 *As reported in "Account and service fees" in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 731 708 711 698 689 631 601 557 546 529 100 107 154 152 160 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 2Q23 3Q23 4Q23 1Q24 2Q24 NET INTEREST MARGIN (NIM) 3.63% 3.26% 2.87% 2.74% 2.66% 3.59% 3.33% 3.09% 2.97% 2.91% Firmwide NIM Bank Segment NIM 2Q23 3Q23 4Q23 1Q24 2Q24 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 3.25% 3.37% 3.60% 3.66% 3.59% 2Q23 3Q23 4Q23 1Q24 2Q24 Year-over-year change: (6)% Sequential change: (1)%

Consolidated expenses

$ in millions		2Q24	vs. 2Q23	vs. 1Q24
Compensation, commissions and benefits	**$**	**2,043**	**12%**	**6%**
Non-compensation expenses:				
Communications and information processing		165	8%	10%
Occupancy and equipment		73	7%	1%
Business development		60	11%	(2)%
Investment sub-advisory fees		44	22%	10%
Professional fees		33	(13)%	3%
Bank loan provision for credit losses		21	(25)%	75%
Other		70	(41)%	(26)%
Total non-compensation expenses		**466**	**(6)%**	**1%**
Total non-interest expenses	**$**	**2,509**	**8%**	**5%**

TOTAL COMPENSATION RATIO*


63.3%
63.7%
62.0%
63.8%
65.5%
62.8%
62.7%
61.4%
63.4%
65.2%
2Q23
3Q23
4Q23
1Q24
2Q24
Total Compensation Ratio
Adjusted Total Compensation Ratio**

TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS


496
570
576
462
466
2Q23
3Q23
4Q23
1Q24
2Q24

*Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. **This is a non-GAAP financial measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

13

RAYMOND JAMES

*This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 14 19.4% 16.7% 19.2% 20.9% 19.5% 20.4% 18.1% 20.3% 21.7% 20.4% Pre-Tax Margin (GAAP) Adjusted Pre-Tax Margin* 2Q23 3Q23 4Q23 1Q24 2Q24

Other financial information 15 *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non- GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 2Q24 vs. 2Q23 vs. 1Q24 Total assets $ 81,232 3% 1% RJF corporate cash* $ 2,030 11% (3)% Total common equity attributable to RJF $ 10,905 10% 2% Book value per share $ 52.60 13% 2% Tangible book value per share** $ 44.11 16% 3% Weighted-average common and common equivalent shares outstanding — diluted 213.4 (3)% —% 2Q23 1Q24 Tier 1 leverage ratio*** 12.3% 11.5% 12.1% Tier 1 capital ratio*** 21.9% 20.1% 21.6% Common equity tier 1 ratio*** 21.8% 19.9% 21.5% Total capital ratio*** 23.3% 21.4% 23.0% Effective tax rate 21.8% 23.3% 21.0%

$1.5B of dividends paid and share repurchases over the past 5 quarters Capital management 16 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 441 390 88 245 302 350 300 150 207 91 90 88 95 95 Share Repurchases* Dividends Paid** 2Q23 3Q23 4Q23 1Q24 2Q24 Number of Shares Repurchased* (thousands) 3,745 3,314 N/A 1,408 1,695 Average Share Price of Shares Repurchased* $93.45 $90.51 N/A $106.51 $121.99 *Under the Board of Directors' common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates amount remaining as of March 31, 2024 under the Board of Directors' $1.5 billion common stock repurchase authorization approved on November 30, 2023. Subsequent to March 31, 2024, we repurchased 336 thousand shares, for a cumulative repurchase from January 1, 2024 through April 19, 2024 of 2.03 million shares of our common stock for $250 million or $123.12 per share. After the effect of those repurchases, $1.14 billion remained available under the Board’s approved share repurchase authorization. $1.2B remains under current common stock repurchase authorization***

Bank segment key credit trends 17 $ in millions 2Q24 vs. 2Q23 vs. 1Q24 Bank loan provision for credit losses $ 21 (25)% 75% Net charge-offs $ 28 40% 250% 2Q23 1Q24 Nonperforming assets as a % of total assets 0.31% 0.16% 0.27% Bank loan allowance for credit losses as a % of loans held for investment 1.06% 0.94% 1.08% Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* 2.05% 1.67% 2.06% Criticized loans as a % of loans held for investment 1.21% 0.92% 1.06% Note: Our Bank segment includes Raymond James Bank and TriState Capital Bank. *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

Outlook 18

Appendix 19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

	Three months ended					Six months ended	
$ in millions	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	**March 31, 2024**	March 31, 2023	**March 31, 2024**
Net income available to common shareholders	$ 425	$ 369	$ 432	$ 497	**$ 474**	$ 932	**$ 971**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [(1)]	17	18	17	11	**11**	35	**22**
Other acquisition-related compensation	—	10	—	—	**—**	—	**—**
Total "Compensation, commissions and benefits" expense	17	28	17	11	**11**	35	**22**
Communication and information processing	—	—	2	—	**1**	—	**1**
Professional fees	—	1	3	1	**1**	—	**2**
Other							
Amortization of identifiable intangible assets [(2)]	11	11	12	11	**11**	22	**22**
All other acquisition-related expenses	—	—	—	—	**2**	—	**2**
Total "Other" expense	11	11	12	11	**13**	22	**24**
Total expenses related to acquisitions	28	40	34	23	26	57	**49**
Other — Insurance settlement received [(3)]	—	—	—	—	—	(32)	**—**
Pre-tax impact of non-GAAP adjustments	28	40	34	23	**26**	25	**49**
Tax effect of non-GAAP adjustments	(7)	(10)	(9)	(6)	**(6)**	(6)	**(12)**
Total non-GAAP adjustments, net of tax	21	30	25	17	**20**	19	**37**
Adjusted net income available to common shareholders	$ 446	$ 399	$ 457	$ 514	**$ 494**	$ 951	**$ 1,008**
Pre-tax income	$ 557	$ 486	$ 585	$ 630	**$ 609**	$ 1,209	**$ 1,239**
Pre-tax impact of non-GAAP adjustments (as detailed above)	28	40	34	23	**26**	25	**49**
Adjusted pre-tax income	$ 585	$ 526	$ 619	$ 653	**$ 635**	$ 1,234	**$ 1,288**

Note: Please refer to the footnotes on slide 29 for additional information.

21

continued on next slide

RAYMOND JAMES

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Pre-tax margin (4) 19.4% 16.7% 19.2% 20.9% 19.5 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.5% 0.7% 0.6% 0.4% 0.3 % Other acquisition-related compensation — % 0.3% — % — % — % Total “Compensation, commissions and benefits” expense 0.5% 1.0% 0.6% 0.4% 0.3 % Communication and information processing — % — % — % — % — % Professional fees — % — % 0.1% — % 0.1 % Other: Amortization of identifiable intangible assets (2) 0.5% 0.4% 0.4% 0.4% 0.4 % All other acquisition-related expenses — % — % — % — % 0.1 % Total “Other” expense 0.5% 0.4% 0.4% 0.4% 0.5 % Total expenses related to acquisitions 1.0% 1.4% 1.1% 0.8% 0.9 % Other — Insurance settlement received (3) — % — % — % — % — % Total non-GAAP adjustments 1.0% 1.4% 1.1% 0.8% 0.9 % Adjusted pre-tax margin (4) 20.4% 18.1% 20.3% 21.7% 20.4 % Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide22

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended $ in millions March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Compensation, commissions and benefits expense $ 1,820 $ 1,851 $ 1,892 $ 1,921 $ 2,043 Less: Total compensation-related acquisition expenses (1) 17 28 17 11 11 Adjusted compensation, commissions and benefits expense $ 1,803 $ 1,823 $ 1,875 $ 1,910 $ 2,032 Total compensation ratio (5) 63.3% 63.7% 62.0% 63.8% 65.5 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.5% 0.7% 0.6% 0.4% 0.3 % Other acquisition-related compensation — % 0.3% — % — % — % Total “Compensation, commissions and benefits” expenses related to acquisitions 0.5% 1.0% 0.6% 0.4% 0.3 % Adjusted total compensation ratio (5) 62.8% 62.7% 61.4% 63.4% 65.2%

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 29 for additional information. Three months ended Six months ended Earnings per common share (6) March 31, 2023 December 31, 2023 March 31, 2024 March 31, 2023 March 31, 2024 Basic $ 1.97 $ 2.38 $ 2.27 $ 4.33 $ 4.65 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits — Acquisition-related retention (1) 0.08 0.05 0.05 0.16 0.11 Communication and information processing — — 0.01 — — Professional fees — 0.01 0.01 — 0.01 Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.05 0.11 0.11 All other acquisition-related expenses — — 0.01 — 0.01 Total “Other” expense 0.05 0.05 0.06 0.11 0.12 Total expenses related to acquisitions 0.13 0.11 0.13 0.27 0.24 Other — Insurance settlement received (3) — — — (0.15) — Tax effect of non-GAAP adjustments (0.03) (0.03) (0.03) (0.03) (0.06) Total non-GAAP adjustments, net of tax 0.10 0.08 0.10 0.09 0.18 Adjusted basic $ 2.07 $ 2.46 $ 2.37 $ 4.42 $ 4.83 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 25 Note: Please refer to the footnotes on slide 29 for additional information. Three months ended Six months ended Earnings per common share (6) March 31, 2023 December 31, 2023 March 31, 2024 March 31, 2023 March 31, 2024 Diluted $ 1.93 $ 2.32 $ 2.22 $ 4.23 $ 4.54 Impact of non-GAAP adjustments on diluted earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits — Acquisition-related retention (1) 0.08 0.05 0.05 0.16 0.10 Communication and information processing — — — — — Professional fees — 0.01 0.01 — 0.01 Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.05 0.10 0.11 All other acquisition-related expenses — — 0.01 — 0.01 Total “Other” expense 0.05 0.05 0.06 0.10 0.12 Total expenses related to acquisitions 0.13 0.11 0.12 0.26 0.23 Other — Insurance settlement received (3) — — — (0.15) — Tax effect of non-GAAP adjustments (0.03) (0.03) (0.03) (0.03) (0.06) Total non-GAAP adjustments, net of tax 0.10 0.08 0.09 0.08 0.17 Adjusted diluted $ 2.03 $ 2.40 $ 2.31 $ 4.31 $ 4.71 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Note: Please refer to the footnotes on slide 29 for additional information. Book value per share As of $ in millions, except per share amounts March 31, 2023 December 31, 2023 March 31, 2024 Total common equity attributable to Raymond James Financial, Inc. $ 9,875 $ 10,711 $ 10,905 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,932 1,908 1,894 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (128) (132) (134) Tangible common equity attributable to Raymond James Financial, Inc. $ 8,071 $ 8,935 $ 9,145 Common shares outstanding 211.6 208.7 207.3 Book value per share (7) $ 46.67 $ 51.32 $ 52.60 Tangible book value per share (7) $ 38.14 $ 42.81 $ 44.11 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 27 Note: Please refer to the footnotes on slide 29 for additional information. Return on common equity Three months ended Six months ended $ in millions March 31, 2023 December 31, 2023 March 31, 2024 March 31, 2023 March 31, 2024 Average common equity (8) $ 9,806 $ 10,423 $ 10,808 $ 9,650 $ 10,584 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits — Acquisition-related retention (1) 9 6 6 18 11 Communication and information processing — — — — — Professional fees — — — — 1 Other: Amortization of identifiable intangible assets (2) 6 6 6 11 11 All other acquisition-related expenses — — 1 — 1 Total “Other” expense 6 6 7 11 12 Total expenses related to acquisitions 15 12 13 29 24 Other — Insurance settlement received (3) — — — (21) — Tax effect of non-GAAP adjustments (4) (3) (3) (2) (6) Total non-GAAP adjustments, net of tax 11 9 10 6 18 Adjusted average common equity (8) $ 9,817 $ 10,432 $ 10,818 $ 9,656 $ 10,602 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Return on tangible common equity	Three months ended			Six months ended	
$ in millions	March 31, 2023	December 31, 2023	**March 31, 2024**	March 31, 2023	**March 31, 2024**
Average common equity [8]	$ 9,806	$ 10,423	**$ 10,808**	$ 9,650	**$ 10,584**
Less:					
Average goodwill and identifiable intangible assets, net	1,936	1,908	**1,901**	1,934	**1,903**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(129)	(132)	**(133)**	(128)	**(132)**
Average tangible common equity [8]	$ 7,999	$ 8,647	**$ 9,040**	$ 7,844	**$ 8,813**
Impact of non-GAAP adjustments on average tangible common equity:					
Expenses related to acquisitons:					
Compensation, commissions and benefits — Acquisition-related retention [1]	9	6	**6**	18	**11**
Communication and information processing	—	—	**—**	—	**—**
Professional fees	—	—	**—**	—	**1**
Other:					
Amortization of identifiable intangible assets [2]	6	6	**6**	11	**11**
All other acquisition-related expenses	—	—	**1**	—	**1**
Total "Other" expense	6	6	**7**	11	**12**
Total expenses related to acquisitions	15	12	**13**	29	**24**
Other — Insurance settlement received [3]	—	—	**—**	(21)	**—**
Tax effect of non-GAAP adjustments	(4)	(3)	**(3)**	(2)	**(6)**
Total non-GAAP adjustments, net of tax	11	9	**10**	6	**18**
Adjusted average tangible common equity [8]	$ 8,010	$ 8,656	**$ 9,050**	$ 7,850	**$ 8,831**
Return on common equity [9]	17.3 %	19.1 %	**17.5 %**	19.3 %	**18.3 %**
Adjusted return on common equity [9]	18.2 %	19.7 %	**18.3 %**	19.7 %	**19.0 %**
Return on tangible common equity [9]	21.3 %	23.0 %	**21.0 %**	23.8 %	**22.0 %**
Adjusted return on tangible common equity [9]	22.3 %	23.8 %	**21.8 %**	24.2 %	**22.8 %**

Note: Please refer to the footnotes on slide 29 for additional information.

28

RAYMOND JAMES

Footnotes 29 (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (3) The six months ended March 31, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. (4) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (5) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (6) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended March 31, 2024 and December 31, 2023, $2 million for the three months ended March 31, 2023, and $2 million and $3 million for the six months ended March 31, 2024 and March 31, 2023, respectively. (7) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (8) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (9) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.